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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 28, 2004


                                INDYMAC ABS, INC.

            (as depositor under the Pooling and Servicing Agreement,
      dated as of December 1, 2004, providing for the issuance of the Home
          Equity Mortgage Loan Asset-Backed Trust, Series SPMD 2004-C)


                                IndyMac ABS, Inc.
             (Exact name of registrant as specified in its charter)

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Delaware                             333-120706-01        95-4685267
----------------------------         -------------        ----------------------
(State or Other Jurisdiction         (Commission          (I.R.S. Employer
of Incorporation)                    File Number)         Identification Number)

155 North Lake Avenue
Pasadena, California                                      91101
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(Address of Principal                                   (Zip Code)
Executive Offices)

Registrant's telephone number, including area code:  (626) 535-5555


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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 2 - FINANCIAL INFORMATION

ITEM 2.01 - COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

         On December 13, 2004, a single series of certificates, entitled IndyMac ABS, Inc., Home Equity Mortgage Loan Asset-Backed Trust, Series SPMD 2004-C (the "Certificates"), was issued pursuant to a pooling and servicing agreement, dated as of December 1, 2004 (the "Agreement"), among IndyMac ABS, Inc. as depositor (the "Depositor"), IndyMac Bank, F.S.B. as master servicer (the "Master Servicer") and Deutsche Bank National Trust Company as trustee (the "Trustee").

         Upon the closing of the initial issuance of the Certificates, (i) the Depositor purchased from IndyMac Bank, F.S.B. as seller (in such capacity, the "Seller") certain Initial Mortgage Loans with an aggregate principal balance equal to $620,989,549.90 and transferred such mortgage loans to the Trustee,
(ii) the Trustee deposited funds in the pre-funding accounts (the "Pre-Funding Accounts"), which were established pursuant to the Agreement, in an amount equal to $128,960,804.56 and (iii) the Trustee purchased from the Depositor certain Subsequent Mortgage Loans with an aggregate principal balance equal to $128,960,804.56 with funds on deposit in the Pre-Funding Accounts at a purchase price equal to the principal balance thereof.

         On December 28, 2004, the Trustee purchased from the Depositor certain Subsequent Mortgage Loans with an aggregate principal balance equal to $128,960,804.56 with funds on deposit in the Pre-Funding Accounts at a purchase price equal to the principal balance thereof, which Subsequent Mortgage Loans were conveyed to the Trustee pursuant to a Subsequent Transfer Instrument, dated December 28, 2004, among the Depositor, the Seller and the Trustee (the "Instrument"). Attached to the Instrument is the Mortgage Loan Schedule listing the Subsequent Mortgage Loans that are the subject of such Instrument.

         Capitalized terms not otherwise defined herein shall have the meanings assigned to such terms in the Agreement.

SECTION 8 - OTHER EVENTS

ITEM 8.01 OTHER EVENTS.

Description of the Certificates and the Mortgage Pool

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         The Certificates represent in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of a pool (the "Mortgage Pool") of conventional, one- to four-family, first lien adjustable-rate and fixed-rate mortgage loans having original terms to maturity up to 30 years (the "Mortgage Loans"). As of December 1, 2004, the Trust Fund primarily consisted of (i) the Mortgage Pool, which consisted of Mortgage Loans having an aggregate principal balance of $620,989,550 and (ii) the Pre-Funding Accounts, which contained $128,960,805.

         The tables attached as an exhibit hereto describe certain characteristics of the Mortgage Pool as of the December 1, 2004.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

                  1.       Not applicable

                  2.       Not applicable

                  3.       Exhibits


                   Item 601(a) of
                   Regulation S K
Exhibit No.          Exhibit No                      Description
-----------          ----------                      -----------
     1                   99                Subsequent Transfer Instrument,
                                           dated as of December 28, 2004,
                                           among IndyMac ABS, Inc., IndyMac
                                           Bank, F.S.B. and Deutsche Bank
                                           National Trust Company.
     2                   99                Characteristics of the Mortgage
                                           Pool as of December 1, 2004,
                                           relating to IndyMac ABS, Inc.,
                                           Home Equity Mortgage Loan
                                           Asset-Backed Trust, Series SPMD
                                           2004-C.


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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  January 10, 2005


                                           INDYMAC ABS, INC.


                                           By:  /s/ Andy Sciandra
                                              -------------------------
                                           Name:  Andy Sciandra
                                           Title: Senior Vice President










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


                                Index to Exhibits


                         Item 601(a) of
                         Regulation S K                                                    Sequentially
Exhibit No.                Exhibit No.                       Description                   Numbered Page
-----------                -----------                       -----------                   -------------
     1                         99                 Subsequent Transfer Instrument
     2                         99                 Characteristics of the Mortgage
                                                  Pool as of December 1, 2004










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